General	12 Months Ended
Dec. 31, 2022
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Group description:

HUB Cyber Security Ltd. (formerly: Hub Cyber Security (Israel) Ltd.) (“the Company”) was incorporated under the laws of the State of Israel in 1984 and is engaged in developing and marketing quality management software tools and professional services solutions. The Company’s software tools aim to allow their users to scientifically predict system failures and prevent them during the design stage. The Company and its subsidiaries (“the Group”) are engaged in developing reliable quality assurance systems that support process and product enhancement. The Group’s main customers are organizations and institutions operating in the security, electronics, aviation, telecommunications, banking, and other sectors in Israel and worldwide. Following the Merger Agreement (see below), the Company also operates in the Confidential Computing and network security industry, which is rapidly evolving. The Company became a publicly traded in Tel-Aviv stock exchange (TASE) company on January 23, 2000. As of March 1, 2023, the Company began trading on NASDAQ.

The Company is headquartered in Tel-Aviv, Israel.

b.	Merger between the Company and HUB Cyber Security TLV Ltd.:

On February 28, 2021, the Company and its shareholders signed a merger agreement (“the merger agreement”) with HUB Cyber Security TLV Ltd. (“HUB TLV”) and its shareholders (“the Optionees”). HUB Cyber Security TLV Ltd, was founded in 2017 by veterans of the elite Unit 8200 and Unit 81 of the Israeli Defense Forces. According to the Merger agreement, the Optionees will transfer their entire interests in HUB TLV to the Company in return for 51% of the Company’s issued and outstanding share capital (about 46.51% on a fully diluted basis).

On May 9, 2021, the Company obtained a pre-ruling from the Israel Tax Authority (“the ITA”) which approves the merger as per the provisions of Section 103T to the Israeli Income Tax Ordinance (Revised), 1961 (“the ITO”). The merger agreement was completed on June 21, 2021 (“the merger completion date”) and the Company issued 51,000,0000 Ordinary shares of the Company to the optionees (HUB’s TLV shareholders).

Following to the merger agreement, HUB TLV became a wholly owned subsidiary of the Company and the Company allocated 51% of its issued and outstanding share capital as of the merger completion date to HUB’s shareholders. From the merger completion date, the Company holds the entire equity and voting rights in HUB TLV.

The accounting treatment of the merger agreement:

As a result of the merger agreement which was carried out through a share swap between the Company and HUB, the Company is the legal owner of HUB’s shares. However, from an accounting and economic perspective, it is not the beneficial owner since the merger agreement consists of a reverse acquisition whereby HUB acquired the controlling interests in the Company through the share swap/issue and is therefore the buyer in the merger agreement for accounting purposes. The financial statements disclose the economic results of the merger agreement and therefore address HUB as the accounting acquirer and the Company as the accounting acquiree.

Based on its analysis, the Company decided that the merger agreement should be accounted for as a reverse acquisition for the following reasons:

1.	Following the merger agreement, HUB TLV’s shareholders hold the majority voting rights (51%) in the Company and are the controlling shareholders therein.

2.	Following the merger agreement, the Company’s senior management was appointed by HUB TLV.

3.	The majority of the Company’s directors (other than external directors) were appointed by HUB TLV.

Following are the effects of the accounting treatment of the reverse acquisition on the financial statements:

1.	The statements of profit or loss and cash flows for the year ended December 31, 2021 reflect the operating results and cash flows of HUB TLV (the accounting acquirer) prior to the merger agreement and the consolidated operating results and cash flows of the Company and HUB after the merger agreement. The statements of profit or loss and cash flows for comparative periods reflect only the operating results and cash flows of HUB TLV (the accounting acquirer).

2.	The share capital and loss per share data before the merger agreement was restated to retroactively reflect the number of shares issued by the Company to HUB’s shareholders in the merger agreement based on the swap ratio with HUB TLV’s shares as determined in the merger agreement.

As part of the merger agreement, the Company undertook to allocate about 25,000,000 share options to senior officers, employees and consultants of the Company and to the investment bank which assisted the merger agreement, see more information in Note 5 below.

c.	Acquisition of Comsec Ltd.:

On September 27, 2021, the Company signed an agreement for the purchase of the entire issued and outstanding share capital, on a fully diluted basis, of Comsec Ltd. (“Comsec”), including owners’ loans and capital notes (collectively – “the securities”), from Eldav Investments Ltd. (“the seller”). In return for the securities, the Company paid NIS 70,000 thousand (USD 21,848 thousand) (“the purchase price”), of which NIS 40,000 thousand (USD 12,484 thousand) in cash and NIS 30,000 thousand (USD 9,363 thousand) in Company shares. The purchase price was paid to the seller upon closing.

Comsec was a private company that provides cybersecurity consulting, design, testing and control services and sells data security and cybersecurity software and hardware solutions by itself and through its subsidiaries in Israel and overseas. In the first half of 2021, Comsec completed the technological development of a cyber automation solution and began marketing and profiting from its internally developed D-Storm product.

The acquisition transaction was completed on November 17, 2021 and from that date, the Company consolidated the financial statements of Comsec in the consolidated financial statements, see also Note 5 below.

d.	Going Concern

The Company’s financial statements have been prepared on a basis that assumes that it will continue as a going concern and the ordinary course of business will continue in alignment with Management’s 2023-2024 business plan. However, the Company faces significant uncertainty regarding the adequacy of its liquidity and capital resources and its ability to repay its obligations as they become due.

As of December 31, 2022, the Company has incurred accumulated losses in the amount of $99,042 thousand, and had a negative working capital in the amount of $24,638 thousand. Also, for the year ended on December 31, 2022 the Company used $23,432 thousand in operating activities. The Company expects to continue to incur losses in 2023 and potentially thereafter as well. On December 31, 2022, the Company’s cash and cash equivalents position is not sufficient to fund the Company’s planned operations for at least a year beyond the date of the filing date of the consolidated financial statements and the Company requires an immediate cash injection to fund its operations. Those factors raise substantial doubt about the Company’s ability to continue as a going concern.

Beginning in 2023, the Company completed several steps in an effort to improve its cash position. Among other measures, the Company had completed reorganization steps that decreased its burn rate (including layoffs and the replacement of several lease contracts), renegotiated some of its loan agreements including receiving waivers from the bank regarding defaults of its existing covenants, raised $4 million out of its PIPE investors and approximately $10.2 million through three signed loan agreements. Until the Company scales to a revenue level that permits cash self-sufficiency, the Company requires constant and immediate cash injections to continue to operate, while currently continuing to generate negative cash flows and failing to meet its obligations, including financial, suppliers debts, authorities, and other ordinary course of operations costs (see also Note 13 and Note 29, regarding the Company’s loans and covenants).

As of December 31, 2022 the Company had signed subscription agreements with investors  to invest $50 million in a PIPE upon completion of the merger with the SPAC (see note 5d.). As of the date of this report $46 million has not been received, it is uncertain if the Company will be able to receive the remaining PIPE funds.

The Company’s management is closely monitoring the situation and has been attempting to alleviate the liquidity and capital resources concerns through interim financing facilities and other capital raising efforts.  However, such efforts remain uncertain and are predicated upon events and circumstances which are outside the Company’s control.

The consolidated financial statements for the year ended December 31, 2022 do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from uncertainty related to the Company’s ability to continue as a going concern. Such adjustments could be material.

e.	Internal investigation.

In June, 2023 the Special Committee (the “Special Committee”) of the Board of Directors (the “Board”) of HUB Cyber Security Ltd. (the “Company”) substantially completed its independent internal investigation (the “Internal Investigation”).

The Special Committee believed that it found sufficient evidence to conclude that the Company’s former Chief Executive Officer (“Former Senior Officer”), and his wife, the former Chief of Staff of the Company, misappropriated approximately NIS 2 million (approximately $582 thousand) for personal use. Further the evidence reviewed by the Special Committee, supported the determination that, in certain instances, the Former Senior Officer, authorized payments to contractors without either (i) proper documentation and signatory approval; or (ii) approved budget and expense reports.

During the course of the investigation, evidence was also uncovered that one of the controllers of the Company, with the permission of the Former Senior Officer, used Company credit card for personal use in the amount of approximately NIS 400,000 (approximately $110,000). These personal expenses were neither factored into the Controller’s payroll nor properly documented in the Company’s financial books and records. Additionally, the Former Senior Officer approved a bonus of NIS 250,000 to the Controller. However, this bonus was not paid to the Controller but instead was paid to third-party at the Controller’s direction. The Company has commenced termination proceedings against the controller in accordance with Israeli law.

In light of the Special Committee’s findings, the Board has taken and has directed the Company to take action to implement significant remedial measures. The employment of the Former Senior Officer was terminated effective July 24, 2023 for cause by the Company in connection with these unauthorized expenses. The Former Senior Officer also resigned from the Board on August 15 2023. The Company is evaluating all available options under applicable law to recover damages associated with the Former Senior Officer’s and the former Chief of Staff’s conduct.

The events described above regarding the Special Committee and Internal Investigation are the subject of possible regulatory review and expose the Company and its directors and officers to possible investigations and possible enforcement actions by regulators both in Israel and the United States, including the Israel Security Authority, Israel Tax Authority, U.S Securities and Exchange Commission, Nasdaq and/or U.S. Department of Justice.

The Special Committee is neither a civil nor a criminal a court of law and no court has yet substantiated the findings of the Special Committee. It is possible that a court of law may find differently than the Special Committee has, which could expose the Company to counterclaims from the Former Senior Officer, the former Chief of Staff or others. Additionally, while the Company has informed the Former Senior Officer that he has been summarily dismissed as an employee, the Former Senior Officer has resigned from the Board. The Company has commenced a legal action in Israel against the former Chief of Staff to dispute her requests for severance payments in accordance with Israeli law, there can be no assurance that the Former Senior Officer, the former Chief of Staff or others will not bring forth any claims or commence any litigation against the Company in connection with the former Senior Officer’s dismissal, the Company’s challenging the former Chief of Staff severance payments or the publication of the Special Committee’s findings from the Internal Investigation.

The Company has provided certain information and documentation to certain regulatory authorities and is prepared to respond to any regulatory inquiry it may receive. The Company’s management and its Board of directors do not currently believe there are any impacts on the Company’s financial statements. If the Company were to be subject to an investigation or enforcement action from a regulatory agency it could have a material adverse effect on the Company’s business, financial position and results of operations.

f.	Definitions:

In these financial statements:

The Company	-	HUB Cyber Security Ltd. (formerly: HUB CYBER SECURITY (ISRAEL) LTD and ALD Advanced Logistics Developments Ltd.).

HUB TLV	-	HUB Cyber Security TLV Ltd.

Subsidiaries	-	Companies that are controlled by the Company (as defined in IFRS 10) and whose accounts are consolidated with those of the Company.

Investees	-	Subsidiaries.

The Group	-	The Company and its investees.

Related parties	-	As defined in IAS 24.

g.	The estimated fair value of assets acquired and liabilities assumed from acquisitions completed during 2021 were based upon preliminary calculations and valuations. These estimates were finalized during 2022 as part of the measurement period.

The Company has retrospectively restated its financial statements as of December 31, 2021, in order to retroactively reflect the effect of the change in the Company’s purchase price allocation.

The effect of the above change on the Company’s financial statements is as follows:

	As previously reported	The change	As presented in these financial statements
	USD in thousands

December 31, 2021:

Goodwill	30,852	1,140	31,992
Liabilities for government grants	1,344	(383)	961
Deferred tax assets	4,156	(687)	3,469
Deferred tax liabilities	3,897	837	4,734